Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]	Commitments and Contingencies
Legal Matters
The Company is periodically involved in litigation and various legal matters that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes which are not predictable. At the current time, the Company does not believe that any legal matters could have a material adverse effect on its financial position or future results of operations and therefore has not recorded any reserves in relation thereto as of September 30, 2020.
Other
The Company also has certain commitments related to the commercial and technical management of its vessels. As of September 30, 2020, the Company would be obligated to pay termination fees of $3.3 million to SCM and SSM if it were to cancel the Master Agreement. The Company is also required to pay SCM for each vessel that it owns an amount equal to three months of commissions that SCM would have expected to earn had the contracts not been terminated. Due to the variable nature of the commissions, they have been excluded from these figures. There are no material post-employment benefits for the Company’s executive officers or directors. By law, the Company’s employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.
As of September 30, 2020, the Company’s contractual obligations and commitments consisted principally of debt repayments, future minimum payments under non-cancelable time chartered-in agreements and future minimum purchases under non-cancelable purchase agreements. As of September 30, 2020, there have been no significant changes to such arrangements and obligations since December 31, 2019 other than as noted below.
Capital Commitments
In April 2020, the Company reached an agreement with its counterparties to postpone the delivery of exhaust gas cleaning systems, or scrubbers, on thirteen of its vessels until at least 2021 at no additional cost to the Company. This is expected to delay the payment of between $20.0 million and $25.0 million of expenditures until 2021 at the earliest.